Exhibit 99.1

WeWork Announces Comprehensive Agreement To Significantly Deleverage Capital Structure and Bolster Liquidity For Continued Growth

•	Results in total funding and capital commitments of over $1.0 billion to support WeWork’s business plan for continued growth

•	Agreement builds on significant business progress underpinned by increased revenue, improved physical occupancy, and expanding market share

•	Cancels or equitizes approximately $1.5 billion of debt and extends approximately $1.6 billion in remaining debt maturities to August 2027

NEW YORK, MARCH 17, 2023 — (BUSINESS WIRE) — WeWork Inc. (NYSE: WE) (“WeWork”), the leading global flexible space provider, today announced that it has entered into a series of agreements with an ad hoc group representing over 60% of the company’s public bonds, a third-party investor, and SoftBank’s Vision Fund II (“SoftBank”) which will provide the company with an improved and sustainable balance sheet. The ad hoc group includes funds and accounts managed by King Street Capital Management, L.P., funds and accounts managed by BlackRock, funds and accounts managed by Brigade Capital Management, and other leading financial institutions.

Collectively, the transactions announced today will reduce WeWork’s net debt by approximately $1.5 billion at closing, extend a significant maturity wall from 2025 to 2027, and result in new funding and new and rolled capital commitments of over $1.0 billion once completed. Following the completion of the transactions (a summary of which can be found here), the company is expected to be fully capitalized for the business plan filed in conjunction with today’s announcement. Broad support for the comprehensive agreement demonstrates investors’ and stakeholders’ conviction in WeWork’s business plan and growth strategy.

Transactions Reinforce WeWork’s Market Leading Capabilities and Growth Trajectory

Building on WeWork’s improving financial and operational metrics, the ad hoc group of public bondholders, a third-party investor, and SoftBank have agreed to support a series of transactions, which will result in a more sustainable capital structure:

•

Enhanced liquidity: Transactions deliver approximately $540 million in new funding, $175 million in new capital commitments, and $300 million in rolled capital commitments, totaling over $1.0 billion, and net incremental liquidity of over $500 million after cancelation of SoftBank’s prior $500 million senior secured note purchase agreement

•

Debt reduction: Cancels approximately $1.5 billion of total debt through the equitization of approximately $1.0 billion of SoftBank unsecured notes, and discounted exchanges of unsecured notes. Pro forma for the transaction, WeWork will have less than $2.0 billion in net debt at closing

•	Debt maturity extension: Extends fiscal year 2025 maturity wall by two years; approximately $1.9 billion of pro forma debt will now mature in 2027

PJT Partners LP served as exclusive financial advisor, and Kirkland & Ellis LLP served as exclusive legal advisor to WeWork. Houlihan Lokey served as exclusive financial advisor, and Weil, Gotshal & Manges LLP served as exclusive legal advisor to SoftBank. Ducera Partners LLC served as exclusive financial advisor, and Davis Polk & Wardwell LLP served as exclusive legal advisor to the ad hoc group of public bondholders.

To view a summary of the transactions, click here.

Building on Strong Business Progress

In the past several quarters, WeWork has demonstrated consistent material growth in all key financial and operational metrics. In fiscal year 2022, the company increased revenue by 26% year-over-year, increased physical memberships by 17% year-over-year, and grew physical occupancy to 75%, a 12% increase year-over-year.

At year-end 2022, memberships for WeWork All Access and On Demand grew to approximately 70,000, an increase of 56% year-over-year. WeWork Workplace, which launched in July 2022, has had over 220 companies sign on to the platform, comprising over 42,000 licenses sold as of year-end.

As a result, WeWork achieved Adjusted EBITDA profitability for the first time in company history in December 2022. Further, WeWork projects to be Adjusted EBITDA positive in fiscal year 2023 and achieve continued material improvement in Adjusted EBITDA and Free Cash Flow in each year thereafter.

As the global leader in the flexible workspace market, WeWork continues to be ideally positioned to capture tailwinds of the global shift towards flex from traditional office. This is demonstrated by the company’s leading and growing market share in major markets around the world. In New York, while WeWork’s portfolio accounts for approximately 1% of total office stock, fourth quarter desk sales equated to 23% of total square feet leased in the traditional market. Similarly, in London, WeWork sales equated to 44% of all traditional leasing activity in the fourth quarter alone.

WeWork’s Annual Report

WeWork intends to file a Notification of Late Filing on Form 12b-25 with the SEC with respect to its Annual Report on Form 10-K as of and for the year ended December 31, 2022 (the “Form 10-K”) as the Company needs additional time to reflect these material transactions in its financial statements and related disclosures. WeWork intends to file its Form 10-K on or before Friday, March 31, 2023.

About WeWork

WeWork (NYSE: WE) was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since then, we’ve become one of the leading global flexible space providers committed to delivering technology-driven turnkey solutions, flexible spaces, and community experiences. For more information about WeWork, please visit us at wework.com.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the transactions or the stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the transactions and the stockholder approvals, WeWork will file with the SEC a proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISION, WEWORK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTIONS. WeWork’s stockholders and investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. WeWork stockholders and investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a written request to WeWork Inc., 75 Rockefeller Plaza, New York, NY 10019, Attention: Investor Relations or from WeWork’s website, www.investors.wework.com.

PARTICIPANTS IN THE SOLICITATION

WeWork and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of WeWork in respect of the stockholder approvals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of WeWork in respect of the stockholder approvals, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding WeWork’s directors and executive officers is contained in WeWork’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its Proxy Statement on Schedule 14A, dated April 7, 2022, which are filed with the SEC, and certain of WeWork’s Current Reports on Form 8-K, filed with the SEC on May 26, 2022, June 27, 2022, August 11, 2022, December 2, 2022, February 7, 2023 and February 21, 2023.

FORWARD-LOOKING STATEMENTS

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the transactions and the stockholder approvals. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, the terms of the transactions, which are highly uncertain; WeWork’s ability to complete the transactions on the terms contemplated or at all; WeWork’s ability to obtain the required stockholder approvals; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

This communication may contain forward-looking information, including, without limitation, financial projections and other estimates with respect to the anticipated performance of the company (collectively, the “Projections”). The Projections have been prepared in good faith based upon assumptions that the Company believes to be reasonable as of the date hereof, it being understood that the Projections are as to future events and are not to be viewed as facts, that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the company’s control, that no assurance can be given that any particular Projections will be realized and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material.

USE OF NON-GAAP FINANCIAL INFORMATION

This communication includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA and Free Cash Flow. These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results provide useful supplemental information and management uses forward looking non-GAAP measures to evaluate WeWork’s projected financials and operating performance.

Contacts

Investor Relations:

Kevin Berry

investor@wework.com

Press:

Nicole Sizemore

press@wework.com